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Exhibit 24.1

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of 253,116 shares of common stock of the Company issued in the acquisition of Genisys Consulting, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ ROBERT E. PICKERING, JR. Printed Name: Robert E. Pickering, Jr.

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of 253,116 shares of common stock of the Company issued in the acquisition of Genisys Consulting, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ MAX D. HOPPER Printed Name: Max D. Hopper

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of 253,116 shares of common stock of the Company issued in the acquisition of Genisys Consulting, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ KENNETH R. JOHNSEN Printed Name: Kenneth R. Johnsen

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of 253,116 shares of common stock of the Company issued in the acquisition of Genisys Consulting, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ Ralph C. Derrickson Printed Name: Ralph C. Derrickson
Dated and effective as of September 7, 2004

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  Exhibit 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY